TScan Therapeutics KOL event: Dec. 11, 2023 Exhibit 99.2

Disclaimers and forward-looking statements This presentation and the accompanying discussion contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the Company’s plans, progress, and timing relating to the Company’s solid tumor programs and the presentation of data, the Company’s current and future research and development plans or expectations, the structure, timing and success of the Company’s planned preclinical development, submission of INDs, and clinical trials, the potential benefits of any of the Company’s proprietary platforms, multiplexing, or current or future product candidates in treating patients, and the Company’s goals and strategy. TScan intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward-looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: the beneficial characteristics, safety, efficacy, therapeutic effects and potential advantages of TScan’s TCR-T therapy candidates; TScan’s expectations regarding its preclinical studies being predictive of clinical trial results; the timing of the initiation, progress and expected results of TScan’s preclinical studies, clinical trials and its research and development programs; TScan’s plans relating to developing and commercializing its TCR-T therapy candidates, if approved, including sales strategy; estimates of the size of the addressable market for TScan’s TCR-T therapy candidates; TScan’s manufacturing capabilities and the scalable nature of its manufacturing process; TScan’s estimates regarding expenses, future milestone payments and revenue, capital requirements and needs for additional financing; TScan’s expectations regarding competition; TScan’s anticipated growth strategies; TScan’s ability to attract or retain key personnel; TScan’s ability to establish and maintain development partnerships and collaborations; TScan’s expectations regarding federal, state and foreign regulatory requirements; TScan’s ability to obtain and maintain intellectual property protection for its proprietary platform technology and our product candidates; the sufficiency of TScan’s existing capital resources to fund its future operating expenses and capital expenditure requirements; and other factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of TScan’s most recent Annual Report on Form 10-K and any other filings that TScan has made or may make with the SEC in the future. Any forward-looking statements contained in this presentation represent TScan’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, TScan explicitly disclaims any obligation to update any forward-looking statements.

Presenters Monzr M. Al Malki, M.D. Hematologist-Oncologist, City of Hope Associate Professor, Division of Leukemia, Department of Hematology & Hematopoietic Cell Transplantation Director, Unrelated Donor BMT Program Director, Haploidentical Transplant Program Gavin MacBeath, Ph.D. Chief Executive Officer Debora Barton, M.D. Chief Medical Officer Shrikanta Chattopadhyay, M.D. SVP, Head of Translational Medicine Dr. Al Malki is the lead PI for the current study

TScan: A fully integrated, next-generation TCR-T cell company Rapid discovery of targets and TCRs Transposon-based T cell engineering Clinical-phase programs in heme and solid tumor malignancies Infectious disease Autoimmune disease Oncology Rapidly-growing oncology pipeline Broad therapeutic potential Proprietary discovery platform In-house GMP manufacturing

Platform delivers broad proprietary pipeline


Indications
Programs (target)
HLA type
Discovery
Lead optimization
IND-enabling
Phase 1
Phase 2/3
HEMATOLOGIC MALIGNANCIES
AML, MDS, ALL
TSC-100 (HA-1)
HLA-A*02:01
TSC-101 (HA-2)
HLA-A*02:01
SOLID TUMORS
TSC-200 (HPV16)
HLA-A*02:01
HLA-C*07:02
Head & Neck, Cervical, NSCLC, Melanoma, Ovarian
TSC-201 (MAGE-C2)
HLA-B*07:02
HLA-A*02:01
HLA-A*24:02
TSC-202 (undisclosed)
HLA-A*02:01
TSC-203 (PRAME)
HLA-A*02:01
HLA-B*07:02
HLA-A*24:02
TSC-204 (MAGE-A1)
HLA-A*02:01
HLA-C*07:02
HLA-A*01:01
HLA-A*03:01
HLA-B*07:02
AUTOIMMUNITY
Crohn's
AMGEN

Primary solid tumor IND, T-Plex, supports simultaneous use of multiple TCRs

TSCAN THERAPEUTICS

5

Heme malignancies: TCR-T candidates designed to treat residual disease and prevent relapse in patients undergoing allogeneic HCT

Highlights of ASH presentation All six patients treated with TSC-100 or TSC-101 showed no evidence of relapse, with four patients on study for >6 months All six patients showed complete donor chimerism and no evidence of residual disease at every reading starting 3 weeks after their first dose One of four control-arm patients relapsed at day 180, and two others required clinical intervention due to worsening biomarkers All four control-arm patients showed mixed donor chimerism Both TSC-100 and TSC-101 reached dose level 3 and we are continuing to enroll at what we anticipate to be the recommended phase 2 dose TSC-100 and TSC-101 were generally well-tolerated, with no DLTs and no significant differences in safety between treatment and control arms observed to date (as of Dec. 4, 2023) One AML patient was MRD+ following transplant and became MRD- after receiving TSC-101

TCR-T has unique potential to address myeloid leukemias Source: Independent KOL market research conducted June 2020. Heme malignancies AML, MDS, ALL that are not addressed by CAR-T therapy 35,000 cases/year US Allogeneic hematopoietic cell transplant (HCT) is considered curative for many and is expected to remain standard of care Allo-HCT creates a unique opportunity to safely target residual cancer cells 90% mortality within 1 year 40% of patients relapse 8,000 undergo transplant TScan program is designed to treat residual disease to prevent relapse in patients undergoing allogeneic HCT

TSC-100/101 are designed to eliminate residual cancer cells and prevent relapse following HCT Conditioning therapy PATIENT DONOR Hematopoietic cell transplant Stem cells CURE TCR T-cell therapy T cell HA-1 TCR Cancer cell Normal blood cell Stem cell T cell HA-1 positive HA-1 negative Residual cancer HA-1 negative HA-1 positive Residual cancer Normal blood cell Residual patient blood cell Residual patient blood cell POST-TRANSPLANT PATIENT

Key biomarkers for residual leukemia or residual patient-derived blood cells serve as potential early surrogates of efficacy

Post-transplant Patient


Residual
Leukemia
(HA-1-positive)
HA-1-negative
donor blood
cells
Residual
blood cells
(HA-1-positive)

Minimal Residual Disease (MRD)

MRD+: high risk of relapse
MRD-: low risk of relapse[1, 2]

1. Craddock, J Clin Oncol, 2021
2. Loke, ASH, 2021

Donor Chimerism

Mixed: high risk of relapse
Complete: low risk of relapse[3]

3. Lindhal, Bone Marrow Transpl, 2022

TSCAN THERAPEUTICS

10

Initial Results of a Phase 1 trial of TSC-100 and TSC-101, Engineered T Cell Therapies that Target Minor Histocompatibility Antigens to Prevent Relapse after Allogeneic Hematopoietic Cell Transplantation Abstract # 2090 Monzr Al Malki1, Alla Keyzner2, Hyung C. Suh3, Aasiya Matin4, Erica Buonomo5, Yun Wang5, Nina Abelowitz5, Jim Murray5, Gavin MacBeath5, Debora Barton5, Shrikanta Chattopadhyay5, Ran Reshef6 1City of Hope Medical Center, Duarte CA, 2Mount Sinai Hospital, New York NY, 3Hackensack University Medical Center, 4Karmanos Cancer Institute, Detroit MI, 5TScan Therapeutics, Waltham MA. 6Columbia University Medical Center, New York NY Confidential

Dose escalation has reached dose level 3 for TSC-100 & TSC-101

AML, MDS, ALL: haploidentical donor transplant with reduced intensity conditioning

Dose Level	Day 21	Day 61
1	5×10^6/kg	
2	5×10^6/kg	5×10^6/kg
3	5×10^6/kg	2×10^7/kg

Patient A*02:01 positive (~42% US pop)
- **HA-1 positive** (~60%) → **Transplant + TSC-100**
- **HA-2 positive** (~40%) → **Transplant + TSC-101**

Patient A*02:01 negative (~58% US pop) → **Transplant**

Key endpoints
- Safety: adverse event profiles, GvHD rates/ grades
- Relapse rates: 6m, 1y, 2y
- Exploratory endpoints: MRD, donor chimerism

TScan-CIBMTR analysis of RIC-haplo transplants from 2017-2019

Expected relapse rates for HCT alone	
6 months	22%
1 year	33%
2 years	42%

TSCAN THERAPEUTICS

Dose Level 3 reached Patient risk factors well-balanced between treatment and control arms ‡ Dose did not meet target dose criteria, * scheduled dosing TSC-100 TSC-101 Control Arm Patient ID P-004-0004 P-007-0002 P-004- 0007 P-006- 0003 P-004-0001 P-004-0005 P-004-0006 P-004-0008 P-002-0001 P-007-0001 P-006-0001 P-006-0002 Diagnosis T-ALL AML AML MDS MDS AML B-ALL B-ALL MDS MDS MDS AML Molecular Markers ATM <2% FLT3-ITD Trisomy 8 IDH2, NRAS, ASXL1 SRSF2 ASXL1 STAG2 Del5q, mTP53 IDH2, SRSF2, ASXL1 CUX1 n/a n/a Trisomy 8, SRSF2 ASXL1 None Del5q Mono 7 mTP53 Mono 7, RUNX1, EZH2 Pre-HCT MRD Positive Negative Positive Positive Positive Positive Negative Pending Positive Negative Positive Pending RIC regimen Flu/ Cy/ TBI Thio/ Bu/ Flu Flu/Mel/ TBI Flu/Cy/ TBI Flu/ Mel/ TBI Flu/Mel/ TBI Flu/Mel/ TBI Flu/Mel/ TBI Flu/ Cy/ TBI Flu/ Cy/ TBI Flu/Mel/ Thio Flu/ Cy/ TBI HCT date 21 Mar 2023 27 Apr 2023 08 Sep 2023 31 Oct 2023 16 Feb 2023 20 Apr 2023 22 Jun 2023 05 Oct 2023 01 Nov 2022 03 Feb 2023 25 May 2023 29 Aug 2023 Dose Level DL1 DL2 DL3 DL3 DL1 sDL2‡ DL2 sDL3‡ N/A N/A N/A N/A TCR-T treatment day #1 Day 29 #1 Day 25 #2 Day 76 #1 Day 34 #2 Day 75 #1 Day 27 #2 Day 69* #1 Day 21 #1 Day 27 #2 Day 82 #1 Day 21 #2 Day 62 #1 Day 27 #2 Day 70* N/A N/A N/A N/A Data cutoff Dec. 4, 2023

Key biomarkers for residual leukemia or residual patient-derived blood cells serve as potential early surrogates of efficacy


Post-transplant Patient
Residual
Leukemia
(HA-1-positive)
HA-1-negative
donor blood
cells
Residual
blood cells
(HA-1-positive)

Donor Chimerism

High sensitivity

- NGS-based Alloheme (~400 genes)
- Sensitivity ~0.13%
- Performed at CareDx

Standard

- STR-based PCR (~16 genes)
- Sensitivity 1-5%
- Performed at Labcorp (CLIA)

Early complete donor chimerism is a favorable indicator of success[1].

1. Lindhal, Bone Marrow Transpl, 2022

TSCAN THERAPEUTICS

14

Control patient #1 Control patient #2 Control patient #3 Control patient #4 Complete donor chimerism achieved and maintained in 6/6 (100%) treated patients versus 0/4 (0%) control patients Day post HCT TSC-100 DL 1 TSC-100 DL 2 TSC-100 DL 3 TSC-101 DL 1 TSC-101 DL 2-supp TSC-101 DL 2 Day 21/28 Day 42 Day 56 Day 77 Day 105 Day 133 Day 161 Day 228 NGS and STR- complete donor chimerism NGS-mixed donor chimerism Clinical intervention for increasing mixed chimerism (STR) TSC-100/101 dosing Control arm patients Treatment arm patients NGS and STR-mixed donor chimerism Relapse Day 180 Donor chimerism detected by high-sensitivity next-generation sequencing (NGS) assay (AlloHeme) with limit of detection 0.13% or CLIA-certified short-tandem read (STR) PCR assay with limit of detection 1-5%

Complete chimerism maintained >7 months in treated patients; Worsening chimerism and one relapse observed in control-arm patients RELAPSE Donor chimerism in CD3+ and CD33+ subsets Treatment arms Donor chimerism in CD3+ and CD33+ subsets Control arm

Key biomarkers for residual leukemia or residual patient-derived blood cells serve as potential early surrogates of efficacy

Minimal Residual Disease (MRD)

High sensitivity

- Next-gen sequencing
- Sensitivity ~0.1%
- Performed at Columbia University

Standard

- Flow cytometry
- Variable sensitivity
- Performed at treating site

MRD+ patients post-transplant (~30%) have ~90% chance of relapse[1,2].

Post-transplant Patient


Residual
Leukemia
(HA-1-positive)
HA-1-negative
donor blood
cells
Residual
blood cells
(HA-1-positive)

1. Craddock, J Clin Oncol, 2021
2. Loke, ASH, 2021

TSCAN THERAPEUTICS

17

All treated patients achieved MRD negativity & complete donor chimerism* *MRD and chimerism determined by NGS (lower limits of detection 0.05-0.1% and 0.13%, respectively) ‡ Dose did not meet target dose criteria in supplemental cohorts X X 0 100 200 300 400 MDS T-ALL AML AML B-ALL AML B-ALL MDS MDS MDS MDS AML TSC-101 TSC-100 TSC-101 TSC-100 TSC-101 TSC-100 TSC-101 TSC-100 Control-1 Control-2 Control-3 Control-4 Disease Rx Dose level 1 1 2s‡ 2 2 3 3s‡ 3 Time (days post-transplant) Pre-HCT MRD RELAPSE X MRD-positive TSC-100/TSC-101 dose MRD-negative MRD results pending Complete chimerism Mixed chimerism Clinical intervention 6 months

One AML patient converted from MRD-positive post-transplant to MRD-negative following treatment with TSC-101 P-004-0005 MRD+ AML TSC-101 Days MDS: myelodysplastic syndrome; RIC: reduced intensity conditioning; HCT: hematopoietic cell transplant; PTCy: post-transplant cyclophosphamide; MRD: minimum residual disease; NGS: next generation sequencing; TSC-101 0 -24 3,4 27 26 61 106 Pre-HCT BM biopsy Last sample HCT PTCy -6 RIC Transplant MRD in marrow or CD34+ cells by NGS Variant allelic fraction (IDH2) 48% 0.23% <0.1% <0.1% 180 <0.1% TSC-101 82

TSC-100 & TSC-101 persisted in peripheral circulation for over 200 days Single dose cohorts Repeat dose cohorts All patients had detectable TSC-100 or TSC-101 TCR-T cells at all time points to date Repeat dosing resulted in increased levels of circulating TCR-T cells

Most frequent ≥ grade 2 adverse events* were similar between treatment and control arms Adverse event ≥Grade 2 TSC-100/ 101 arms Highest Grade# N=8 Control arm Highest Grade# N=4 Anemia 3 4 Abdominal Pain 2 2 Nausea/ vomiting 2 2 Diarrhea 3 2 Fatigue 2 2 Pyrexia 2 3 Pneumonia 2 3 ALT/ AST increased 3 2 Thrombocytopenia 4 4 Neutropenia 3 3 Creatinine increased 2 2 TSC-100/TSC-101 arms had median post-HCT follow-up 193 days (34-291 days) Control arm had median post-HCT follow-up 249 days (97-398 days) * Events after Day 21 or after TSC-100/TSC-101 # Grading by CTCAE v 5.0

Serious adverse events were similar between treatment and control arms

Arm	Patient ID	Serious Adverse Event	Highest Grade*	Post Transplant Day	TSC Relatedness
TSC-100-DL3	P-004-0007	Sepsis, respiratory failure	4	+9	Not applicable (pre-TSC)
TSC-101-DL2supp	P-004-0005	Pyrexia	1	+21	Not applicable (pre-TSC)
TSC-101-DL1	P-004-0001	Acute graft versus host disease in gastrointestinal tract, acute kidney injury	3	+49	Possible related
TSC-101-DL1	P-004-0001	Adenovirus viremia, Pneumonia, Clostridium difficile infection	2	+71	Not Related
TSC-101-DL1	P-004-0001	Pyrexia	1	+148	Not Related
TSC-101-DL1	P-004-0001	Interstitial pneumonitis	2	+182	Not Related
Control Arm	P-006-0001	Cytokine release syndrome	2	+2	Not Applicable
Control Arm	P-006-0002	Neck pain	3	+53	Not Applicable
Control Arm	P-007-0001	Acute graft versus host disease in skin	3	+49	Not Applicable
Control Arm	P-007-0001	Acute graft versus host disease in gastrointestinal tract	3	+53	Not Applicable
Control Arm	P-007-0001	Pneumonia	3	+56	Not Applicable

*Grading by CTCAE v5.0 or MAGIC consortium grading for GvHD or ASTCT grading for CRS

TSCAN THERAPEUTICS

Adverse events of special interest were similar between treatment and control arms

All cytokine release syndrome (CRS) events occurred before TSC-100/ TSC-101 treatment

Arm-Dose Level	Patient ID	Grade*	Adverse Event	Transplant Day of Onset	Duration	TSC relatedness
TSC-100-DL2	P-007-0002	Grade 1	CRS	+3	2 days	Not applicable (pre-TSC)
TSC-101- DL2supp	P-004-0005	Grade 2	CRS	+1	3 days	Not applicable (pre-TSC)
TSC-101-DL2	P-004-0006	Grade 1	CRS	+1	5 days	Not applicable (pre-TSC)
Control	P-002-0001	Grade 1	CRS	+2	3 days	Not applicable
Control	P-007-0001	Grade 1	CRS	+3	2 days	Not applicable
Control	P-006-0001	Grade 2	CRS	+2	2 days	Not applicable
TSC-100-DL1	P-004-0004	Grade 1	Skin GvHD	+48	8 days	Possibly related
TSC-101-DL1	P-004-0001	Grade 3	GI GvHD	+49	8 days	Possibly related
TSC-101-DL2supp	P-004-0005	Grade 1	Skin GvHD	+43	3 days	Possibly related
TSC-101-DL2	P-004-0006	Grade 1	Skin GvHD	+127	7 days	Possibly related
Control	P-007-0001	Grade 3	GI GvHD	+53	18 days	Not applicable
Control	P-007-0001	Grade 3	Skin GvHD	+49	12 days	Not applicable
Control	P-002-0001	Grade 1	Skin GvHD	+180	pending	Not applicable

*MAGIC consortium grading for graft-versus host disease (GvHD); ASTCT grading for cytokine release syndrome (CRS)

Lab markers of CRS changed minimally after TSC-100 or TSC-101 administration No clinical CRS or neurotoxicity reported after TSC-100 or TSC-101 dosing C-reactive protein (CRP)

Very different outcomes observed for two patients with TP53-mutated MDS *MRD and chimerism determined by NGS (lower limits of detection 0.1% and 0.13%, respectively) 0 100 200 300 400 MDS MDS Control-3 Disease Time (days post-transplant) Pre-HCT MRD RELAPSE MRD-positive TSC-101 dose MRD-negative Complete chimerism Mixed chimerism 6 months Del5q, mTP53 FPI (TSC-101) HCT Feb 16, 2023 Del5q, Mono7, mTP53 298 days as of today

Summary and next steps Initial data look promising, with no relapses in treatment arms (median follow-up >6 months) TSC-100 and TSC-101 were generally well-tolerated, and the third and final dose level has been reached 10 clinical sites are currently enrolling patients We plan to open expansion cohorts at the recommended Phase 2 dose We anticipate expanding to 15 sites by mid-2024 Q1 2024 Q3 2024 Q4 2024 2025 Initiate expansion cohorts at RP2D (~10 patients per arm) Fully enroll study One-year data on initial patients Six-month data on majority of patients Launch pivotal study TSC-100 and TSC-101 eliminated all detectable patient-derived malignant, pre-malignant, and benign cells in every patient treated to date

Questions and Answers

Potential near-term opportunity to address the unmet need for thousands of patients

US addressable market could triple with changes in transplant practice and double with additional HLAs and targets



Addressable patients
9000
6000
3000
0
Non-
HLA-A02
Non-
haplo
Haplo
MAC
RIC
Eligible patients in clinical trial
MUD conversion to haplo
MAC conversion to RIC
Transplant growth
New Targets/ HLAs

Practice change based on current program | New trial with new TCRs

HCT: Hematopoietic Cell Transplant. MAC: Myeloablative Conditioning; MRD: Matched Related Donor; MUD: Matched Unrelated Donor, RIC: Reduced Intensity Conditioning
Source: SEER, CIBMTR, ClearView Analysis

TSCAN THERAPEUTICS

Long-term opportunities to address tens of thousands of patients globally in multiple indications Addressable patients with suite of TCRs Expansion to Europe Minimal conditioning Relapsed/ refractory rescue Non-malignant indications Source: SEER, CIBMTR, ClearView Analysis 0 25,000 20,000 15,000 Addressable patients 10,000 5,000 Several global expansion and lifecycle management opportunities to address additional patient populations with significant unmet needs Non-malignant diseases that receive haplo transplants: Sickle cell disease Inherited erythrocyte differentiation/function abnormalities SCID and other immune disorders Histiocytic disorders Inherited platelet disorders Inherited metabolism disorders Autoimmune diseases